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                                                                   EXHIBIT 10.38


                    RIDER NO. 2 TO VENDOR PROGRAM AGREEMENT
                                    BETWEEN
              GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL")
                                      AND
                        ASPEN TECHNOLOGY, INC. ("ASPEN")
                           DATED AS OF MARCH 29, 1990

     THIS RIDER NO. 2 is hereby incorporated into and made a part of the above referenced Vendor Program Agreement, as amended from time to time (the "Agreement"), and is subject to all of the terms and provisions thereof.

                              CONTEXT OF AGREEMENT

     A. GE CAPITAL and ASPEN have entered into the Agreement to establish a customer financing capability to support ASPEN's licensing of Software in the United States.

     B. ASPEN, in addition to licensing Software in the United States, licenses Software to Customers who are domiciled and carry on business in Canada ("Canadian Customers").

     C. General Electric Capital Canada Inc., Vendor Financial Services Division ("GECAN"), is a corporation incorporated under the laws of Canada, and has a principal place of business at 2300 Meadowvale Blvd. Mississauga, Ontario, L5N 5P9. GECAN is an affiliate of GE CAPITAL.

     D. ASPEN has requested that GE CAPITAL and GECAN enter into a strategic alliance with ASPEN to provide a customer financing capability to support the license of Software by ASPEN in Canada. GE CAPITAL AND GECAN are willing to enter into such a strategic alliance in accordance with the terms and conditions of the Agreement, as amended, supplemented or modified in accordance with the terms and conditions of this Rider No. 2.

     E. It is the intention of the parties to this Rider No. 2 that, for the purposes of conducting the Program in Canada, a relationship shall be established between ASPEN and GECAN similar to the relationship between ASPEN and GE CAPITAL which shall be governed by the provisions of the Agreement, subject to certain modifications required to accommodate the Canadian Segment of the Program (the "Canadian Program").

     NOW, THEREFORE, for valuable consideration exchanged among them, the parties to this Rider No. 2 hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Rider No. 2 shall have the meanings given to them in the Agreement unless otherwise defined herein.

     2. PARTIES TO CANADIAN PROGRAM. Except as otherwise specifically indicated herein, for purposes of this Rider No. 2 only, all references in the Agreement to GE CAPITAL shall be deemed to refer to and include GECAN. For purposes of this Rider No. 2 only, GECAN is hereby made a party to the Agreement.

     3. CANADIAN TRANSACTIONS. ASPEN shall from time to time enter into and complete Transactions with Canadian Customers ("Canadian Transactions") under the Canadian Program in accordance with the provisions of this Rider No. 2.

     4. INCORPORATION OF AGREEMENT PROVISIONS. All of the terms and conditions of the Agreement shall apply to the Canadian Program and are incorporated herein by reference, subject only to the modifications described in this Rider No. 2.
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     5. CANADIAN PROGRAM MODIFICATIONS. For purposes only of the Canadian
Program and Canadian Transactions entered into pursuant thereto:

     (a) Except as otherwise specifically indicated herein, GECAN shall perform the functions of GE CAPITAL set out in the Agreement, with a view to operating the Canadian Program in a manner which is separate from, but parallel to and consistent with, the Program;

     (b) All references in the Agreement to the term "Transactions" shall be deemed to include Canadian Transactions;

     (c) All dollar amounts referred to in the Agreement shall be deemed to be United States dollar amounts if the underlying Canadian Transaction is denominated in United States dollars and shall be deemed to be Canadian dollar amounts if the underlying Canadian Transaction is denominated in Canadian dollars;

     (d) All payments of the discounted Value of a Canadian Transaction shall be made by GECAN to ASPEN;

     (e) All references in the Agreement to American Statues and statutory documents shall be deemed to refer to the equivalent federal and provincial or territorial statutes and documents of the appropriate jurisdictions in Canada;

     (f) All references in the Agreement to Title 11 of the United States Code shall be deemed to be references to the debt reorganization and debtor protection provisions of the BANKRUPTCY AND INSOLVENCY ACT (Canada) or the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada), as appropriate, or any successor or other federal or provincial or territorial statue having similar effect;

     (g) All references in the Agreement to "sales taxes" are deemed to include all applicable provincial or territorial and federal sales taxes, goods and services taxes and value added taxes;

     (h) Section 8 of the Agreement is hereby amended by inserting the following sentence immediately following the first sentence thereof:

         "ASPEN shall indemnify and hold harmless each of GE CAPITAL and GECAN, and each of its affiliates, subsidiaries, employees, officers, directors and agents from and against any losses, claims, liabilities, demands, and expenses whatsoever including without limitation reasonable attorneys' fees and costs, by or against GE CAPITAL or GECAN, arising out of or in connection with any failure of ASPEN to be duly qualified to do business in all provinces and territories of Canada and to be duly licensed under all applicable Canadian and provincial statues to carry on its business or to enter into and complete the transactions contemplated by the Agreement."; and

     (i) Section 11(e) of the Agreement is hereby amended by adding the following clause: "; provided that the Agreement, as it relates to the Canadian Program, shall be construed in accordance with the laws (other than the choice of law provisions) of the Province of Ontario."

     6. TERM AND TERMINATION OF CANADIAN PROGRAM. The Canadian Program will commence upon execution of this Rider No. 2 and will continue from such effective date for the duration of the term of the Agreement, unless sooner terminated by any of the parties hereto in accordance with the applicable provisions of Section 10 of the Agreement. For greater certainty, the Canadian Program may be terminated either before or contemporaneously with the Program.

     7. NOTICES. Notices to GECAN under the Agreement shall be deemed to have been given if sent to the address set forth in Recital C above in accordance with Section 11(d) of the Agreement.


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     8. LANGUAGE. The parties hereto state their express wish that this
Agreement as well as all documentation contemplated hereby or pertaining hereto or to be executed in connection herewith be drawn in the English language; les parties aux presentes expriment leur desir explicite a reffet que cette entente, de meme que tous documents envisages par les presentes ou y ayant trait qui seront signes relativement aux presentes solent rediges en aglias.

     9. PRIOR CANADIAN TRANSACTIONS. The parties specifically agree that each and every Canadian Transaction which has been approved or entered into by GECAN prior to the date hereof shall be deemed to be a Canadian Transaction which is governed by and subject to the provisions of the Agreement, as amended by this Rider No. 2.

     10. NO OTHER AMENDMENTS. The provisions of this Rider No. 2 are in addition to the provisions of the Agreement, as previously amended, and, except as they are modified by the provisions of this Rider No. 2, the provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Rider No. 2 to be executed by their duly authorized representatives on the date set forth below.


ASPEN TECHNOLOGY, INC.                     GENERAL ELECTRIC CAPITAL CANADA INC.

By: /s/ Christine Duffy                    By: /s/ G. [Illegible]
   ------------------------------             ---------------------------------

Title: Treasurer                           Title: Vice President
       --------------------------                ------------------------------

Date: 8/21/01                              Date: September 4, 2001
     ----------------------------               -------------------------------


GENERAL ELECTRIC CAPITAL CORPORATION

By: [Illegible]
   ------------------------------

Title: VP & GM
      ---------------------------

Date: 8/27/01
     ----------------------------




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